SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 30, 2003
                                                --------------------------------

                            VIRAGE LOGIC CORPORATION
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               (Exact name of registrant as specified in Charter)

         Delaware                       000-31089                 77-0416232
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(State or Other Jurisdiction          (Commission File          (IRS Employer
     of Incorporation)                    Number)            Identification No.)

47100 Bayside Parkway, Fremont, CA                                 94538
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (510) 360-8000
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(Former Name or Former Address, if Changed Since Last Report)





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Item 12. Results of Operations and Financial Condition.

On October 30, 2003, Virage Logic Corporation issued a press release announcing its financial results for the three months ended September 30, 2003. A copy of such release is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.




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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.



Date:  October 30, 2003     VIRAGE LOGIC CORPORATION

                            By:    /s/ ADAM A. KABLANIAN
                                   ---------------------------
                                   Adam A. Kablanian, President and Chief
                                   Executive Officer



                            By:    /s/ JAMES R. PEKARSKY
                                   ---------------------------
                                   James R. Pekarsky, Vice President, Finance
                                   and Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit
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99.1     Press Release dated October 30, 2003 of Virage Logic Corporation






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